Exhibit 10.65


                                                    EXECUTION COPY



                        FIRST AMENDMENT dated as of March
                   31, 1995 (the "Amendment"), to CREDIT
                   AGREEMENT I dated as of April 14, 1987,
                   as amended and restated through April
                   15, 1993 (the "Credit Agreement"),
                   among DIAMOND SHAMROCK, INC., a
                   Delaware corporation (the "Borrower"),
                   DIAMOND SHAMROCK REFINING AND MARKETING
                   COMPANY, a Delaware corporation
                   ("R&M"), the corporations listed in
                   Schedule I to the Credit Agreement
                   (together with R&M, collectively
                   referred to as the  "Guarantors"), the
                   banks party to the Credit Agreement
                   (the "Banks") and CHEMICAL BANK, as
                   agent for the Banks (the "Agent").

          A. The Borrower and the Guarantors have requested that the Banks amend certain provisions of the Credit
Agreement. The Banks are willing to enter into this Amendment, subject to the terms and conditions set forth herein.

          B. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          Accordingly, in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Amendments to Article I. (a) The definition of "Fixed Charge Coverage Ratio" in Article I of the
Credit Agreement is hereby deleted.

          (b) Clause (ii) of the definition of "Funded Debt" in Article I of the Credit Agreement is hereby amended to read in its entirety as follows:

         (ii) all Guarantees of obligations of the type described in clause (i) above (other than (a) Guarantees by any Subsidiary of obligations of the Borrower or any other Subsidiary, and (b) Guarantees by the Borrower of obligations of any Subsidiary); and

          (c) Article I of the Credit Agreement is hereby amended to include the following definition of "Interest
Coverage Ratio":

         "Interest Coverage Ratio", with respect to any period, shall mean the ratio of: (a) the sum of (i) Consolidated Adjusted Net Income of the Borrower and the Subsidiaries for such period, (ii) interest expense deducted in determining such Consolidated Adjusted Net Income, (iii) depreciation, amortization and taxes deducted in determining such Consolidated Adjusted Net Income, and (iv) other noncash items deducted in determining such Consolidated Adjusted Net Income, to (b) total interest expense of the Borrower and the Subsidiaries, on a consolidated basis, for such period.

          (d) Article I of the Credit Agreement is hereby amended to include the following definition of "Level IV
Pricing Period":

         "Level IV Pricing Period" shall have the meaning assigned to such term in Section 2.16(a).

          (e) Article I of the Credit Agreement is hereby amended to include the following definition of "Level V Pricing
Period":

         "Level V Pricing Period" shall have the meaning assigned to such term in Section 2.16(a).

          (f) The definition of "Maturity Date" in Article I of the Credit Agreement is hereby amended to read in its entirety as follows:

         "Maturity Date" shall mean March 31, 2000.

          (g)  The definition of "Periodic Fixed Charge
Coverage Ratio" in Article I of the Credit Agreement is hereby deleted.

          (h) Article I of the Credit Agreement is hereby amended to include the following definition of "Periodic
Interest Coverage Ratio":

         "Periodic Interest Coverage Ratio" shall mean, as of any date, the Interest Coverage Ratio for the 12-month period (treated as one period) ending on the last day of the month immediately preceding such date.

              SECTION 2.  Amendments to Section 2.05.
(a) Section 2.05(b) and 2.05(c) of the Credit Agreement are amended to read in their entirety as follows:

         (b) Subject to the provisions of Sections 2.08 and 2.10, Certificate of Deposit Loans shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Adjusted CD Rate for the Interest Period in effect for such Loan plus, for each day such Certificate of Deposit Loan is outstanding, a rate per annum equal to (i) 0.360% per annum if such day falls within a Level I Pricing Period, (ii) 0.500% per annum, if such day falls within a Level II Pricing Period, (iii) 0.475% per annum, if such day falls within a Level III Pricing Period, (iv) 0.450% per annum, if such day falls within a Level IV Pricing Period, or (v) 0.625% per annum, if such day falls within a Level V Pricing Period. Interest on each Certificate of Deposit Loan shall be payable on each applicable Interest Payment Date. The Adjusted CD Rate shall be determined by the Agent and such determination shall be conclusive absent manifest error. The Agent shall promptly advise the Borrower and each Bank of such determination.

         (c) Subject to the provisions of Sections 2.08 and 2.10, Eurodollar Standby Loans shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the LIBO Rate for the Interest Period in effect for such Loan plus, for each day such Eurodollar Standby Loan is outstanding, a rate per annum equal to (i) 0.235% per annum, if such day falls within a Level I Pricing Period, (ii) 0.375% per annum, if such day falls within a Level II Pricing Period,
    (iii) 0.350% per annum, if such day falls within a Level III Pricing Period, (iv) 0.325% per annum, if such day falls within a Level IV Pricing Period, or (v) 0.500% per annum, if such day falls within a Level V Pricing Period. Subject to the provisions of Sections 2.08 and 2.10, Eurodollar Competitive Loans shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the LIBO Rate for the Interest Period in effect for such Loan plus the Margin offered by the Bank making such Loan and accepted by the Borrower pursuant to Section 2.02A. Interest on each Eurodollar Borrowing shall be payable on each applicable Interest Payment Date. The LIBO Rate shall be determined by the Agent and such determination shall be conclusive absent manifest error. The Agent shall promptly advise the Borrower and each Bank of such determination.

          (b) Section 2.05(e) of the Credit Agreement is hereby deleted.

         SECTION 3.  Amendments to Section 2.06.
(a) Section 2.06(b) of the Credit Agreement is hereby amended by deleting the reference to "April 15, 1993" and replacing it with "March 24, 1995".

          (b) Section 2.06(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

         (c) The Borrower agrees to pay to each Bank, through the Agent, on each March 31, June 30, September 30 and December 31 and on the date on which the Commitment of such Bank shall be terminated as provided herein, a facility fee (a "Facility Fee") for each day during the period from and including the Effective Date to and including the date on which the Commitment of such Bank is terminated, at a rate per annum equal to (i) 0.115% per annum, if such day falls within a Level I Pricing Period,
    (ii) 0.125% per annum, if such day falls within a Level II Pricing Period, (iii) 0.150% per annum, if such day falls within a Level III Pricing Period, (iv) 0.175% per annum, if such day falls within a Level IV Pricing Period, or (v) 0.250% per annum, if such day falls within a Level V Pricing Period, in each case on the average daily amount of the Commitment of such Bank, whether used or unused, during the preceding quarter (or shorter period commencing on the Effective Date or ending with the Maturity Date or any date on which the Commitment of such Bank shall be terminated). All Facility Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Facility Fee due to each Bank shall commence to accrue on the Effective Date and shall cease to accrue on the earlier of the Maturity Date and the termination of the Commitment of such Bank as provided herein.

          SECTION 4. Amendments to Section 2.16(a)  Section
2.16(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

         SECTION 2.16. Pricing Periods. (a) Subject to paragraph (b) below, "Level I Pricing Period" shall mean any period during which Index Debt shall be rated A- or better by S&P and A3 or better by Moody's; "Level II Pricing Period" shall mean any period during which Index Debt shall be rated (i) BBB+ or better by S&P and Baa1 by Moody's or (ii) BBB+ by S&P and Baa1 or better by Moody's; "Level III Pricing Period" shall mean any period during which Index Debt shall be rated (i) BBB or better by S&P and Baa2 by Moody's or (ii) BBB by S&P and Baa2 or better by Moody's; "Level IV Pricing Period" shall mean any period during which Index Debt shall be rated (i) BBB- or better by S&P and Baa3 by Moody's or (ii) BBB- by S&P and Baa3 or better by Moody's; and "Level V Pricing Period" shall mean any period that is not a Level I Pricing Period, a Level II Pricing Period, a Level III Pricing Period or a Level IV Pricing Period, including any period during which Index Debt shall be unrated by either S&P or Moody's. "Pricing Period" shall mean a Level I Pricing Period, a Level II Pricing Period, a Level III Pricing Period, a Level IV Pricing Period or a Level V Pricing Period.

         SECTION 5.  Amendment to Section 3.16.
Section 3.16 of the Credit Agreement is hereby amended by deleting all references to "December 31, 1992" and replacing each such reference with "December 31, 1994".

         SECTION 6.  Amendment to Section 5.05(f).
Section 5.05(f) of the Credit Agreement is hereby amended by deleting the reference to "the Maturity Date" and replacing it with "the second anniverary of such date of preparation".

          SECTION 7. Amendment to Section 6.01. Section 6.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

         SECTION 6.01. Indebtedness. (a) Permit the Total Funded Debt Ratio at any time to exceed 0.63 to 1.00, (b) in the case of any Subsidiary now owned or hereafter acquired, permit any such Subsidiary to create, incur, suffer to exist or assume any Funded Debt except (i) the obligations of any acquired Subsidiary present at the time of acquisition or (ii) Funded Debt if the aggregate amount of such Funded Debt of all Subsidiaries does not exceed 15% of Consolidated Net Tangible Assets at such time, or
    (c) create, incur, suffer to exist or assume any Indebtedness consisting of Commercial Paper in the aggregate principal amount at any time in excess of the sum of the unused Commitments and unused Other Commitments at such time.

          SECTION 8. Amendment to Section 6.02. Clause (n) of
Section 6.02 of the Credit Agreement is hereby amended by deleting the reference to "80%" and replacing it with "100%".

          SECTION 9. Amendments to Section 6.05. (a) Section
6.05 of the Credit Agreement is hereby amended by inserting the following as a new clause (e) immediately preceding the existing clause (e):

         (e) investments in the ordinary course of business in corporations, partnerships, joint ventures or other entities primarily engaged in petroleum-related activities in Mexico, Central America or South America; provided that the aggregate amount of all such investments pursuant to this subsection (e) shall not at any time exceed $30,000,000.

          (b) The existing clause (e) of Section 6.05 of the Credit Agreement will be redesignated as clause (f) and such clause (f) is hereby amended as follows:

              (i) the reference to clause "(d)" is deleted and replaced with a reference to clause "(e)"; and

              (ii) the reference to "this subsection (e)" is deleted and replaced with a reference to "this subsection (f)".

         SECTION 10. Amendments to Section 6.06. Section
6.06     of the Credit Agreement is hereby amended by
(a) deleting all references to "December 31, 1992" and replacing each such reference with "December 31, 1994" and
(b) deleting the reference to "$184,087,000" and replacing such reference with "$200,000,000".

          SECTION 11. Amendments to Section 6.08. Section 6.08 of the Credit Agreement is hereby amended to read in its entirety as follows:

         SECTION 6.08. Consolidated Tangible Net Worth.
    Permit Consolidated Tangible Net Worth less paid in capital and surplus attributable to any Preferred Stock (other than treasury stock) issued and outstanding on the Effective Date plus any treasury stock of the Borrower (such treasury stock consisting solely of up to 1,400,000 shares of common stock) to be less than the sum of (i) $350,000,000 plus (ii) 50% of Consolidated Net Income (to the extent such Net Income is positive) for the period commencing on December 31, 1994 and ending on the last day of the most recently completed fiscal quarter.

         SECTION 12.  Amendment to Section 6.10.
Section 6.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

         SECTION 6.10. Interest Coverage Ratio.  Permit the
    Periodic Interest Coverage Ratio at any time to be less than 3.00 to 1.00.

          SECTION 13.  Amendment to Schedule I. Schedule I to
the Credit Agreement is hereby amended and replaced in its entirety by Schedule I attached hereto.

         SECTION 14.  Amendment to Schedule II.
Schedule II to the Credit Agreement is hereby amended by deleting the reference to "$1.00 par value" with respect to the Shares Authorized of Diamond Shamrock Refining and Marketing
Company and replacing it with "0.01 par value."

          SECTION 15. Commitments and Addresses of Banks. The parties hereby confirm and agree that the current Commitments of the respective Banks and their respective addresses for notices under the Credit Agreement are as set forth in Schedule II attached hereto.

          SECTION 16. Representations and Warranties. The Borrower and each of the Guarantors represent and warrant to the Agent and to each of the Banks that (provided that the representations of each Guarantor shall be limited to matters relating to the Borrower or such Guarantor):

         (a) This Amendment, and the Credit Agreement as amended hereby, have been duly authorized, executed and delivered by it and constitute its legal, valid and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity).

         (b)   The representations and warranties set forth in
    Article III of the Credit Agreement are true and correct in all material respects before and after giving effect to this Amendment with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

         (c) As of the date hereof, the Borrower and each Guarantor is in compliance with all the terms and provisions contained in the Credit Agreement on its part to be observed as performed, and at the time of and immediately after giving effect to this Amendment no Event of Default has occurred and is continuing and no event which with notice or lapse of time or both would constitute an Event of Default has occurred and is continuing.

          SECTION 17.  Conditions to Effectiveness.  The
amendments to the Credit Agreement set forth in this Amendment shall become effective on March 31, 1995; provided that:

         (a) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each of the Guarantors and each Bank;

         (b) the Agent shall have received a favorable written opinion of the Borrower's counsel, addressed to the Banks, to the effect set forth in Annex I hereto;

         (c) the Borrower shall have paid all accrued Fees and other amounts owing under the Credit Agreement as of March 31, 1995, as well as all fees payable pursuant to the letter agreement dated March 24, 1995, among Chemical Bank, Chemical Securities Inc. and the Borrower, and no Loans shall be outstanding as of such date; and

         (d)  the conditions to the amendment of the Other
    Credit Agreement, as set forth in the First Amendment thereto dated as of the date hereof, shall have been satisfied.

          SECTION 18.  Credit Agreement.  Except as
specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date that this Amendment becomes effective as provided in
Section 11 above, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby.

          SECTION 19.  Applicable Law.  THIS AMENDMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE
STATE OF NEW YORK.

          SECTION 20.  Counterparts.  This Amendment may be
executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract.

          SECTION 21.  Expenses.  The Borrower agrees to
reimburse the Agent for its out-of-pocket expenses in connection with the preparation and execution of this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                                  DIAMOND SHAMROCK, INC.,
                                  DIAMOND SHAMROCK REFINING AND
                                  MARKETING COMPANY,
                                  DIAMOND SHAMROCK STATIONS,
                                  INC.,
                                  DIAMOND SHAMROCK PIPELINE
                                  COMPANY,
                                  DIAMOND SHAMROCK REFINING
                                  COMPANY, L.P.,
                                  SIGMOR CORPORATION,
                                  XRAL STORAGE AND TERMINALING
                                  COMPANY,
                                  THE SHAMROCK PIPE LINE
                                  CORPORATION,
                                  SIGMOR PIPELINE COMPANY,
                                  TOC-DS COMPANY,
                                  D-S SPLITTER, INC.,
                                  D-S PIPE LINE CORPORATION,
                                  and NORTH AMERICAN INTELECOM,
                                  INC.,

                                  By:  /s/ R.C. BECKER
                                       R.C. Becker, in each
                                       case, Vice President and
                                       Treasurer


                                  SIGMOR BEVERAGE

                                  By:  /S/ CARL W. HIX
                                       Carl W. Hix
                                       Vice President,
                                       Secretary
                                       and Treasurer

                                  BIG DIAMOND, INC.,

                                  By:  /s/ DOUGLAS M. MILLER
                                       Douglas  M.  Miller
                                       Vice President,
                                       Secretary
                                       and Treasurer

                                  BIG DIAMOND NUMBER 1, INC.


                                  By:  /s/ DOUGLAS M. MILLER
                                       Douglas M. Miller
                                       Vice President,
                                       Secretary
                                       and Treasurer

                                  CHEMICAL BANK, individually
                                    and as Agent,

                                  By:  /s/ RONALD POTTER
                                       Ronald Potter
                                       Managing Director


                                  THE CHASE MANHATTAN BANK,
                                  NATIONAL ASSOCIATION,

                                  By:  /s/ BETTY LOU J. ROBERT
                                       Betty Lou J. Robert
                                       Vice President

                                  THE FIRST NATIONAL BANK OF
                                  CHICAGO

                                  By:  /s/ HELEN A. CARR
                                       Helen A. Carr
                                       Vice President

                                  BANK OF AMERICA NATIONAL
                                  TRUST & SAVINGS ASSOCIATION

                                  By: /s/ LAURA B. SHEPARD
                                      Laura B. Shepard
                                      Vice President


                                  ROYAL BANK OF CANADA,

                                  By:  /s/ EVERETT M. HARNER
                                       Everett M. Harner
                                       Manager

                                  NATIONAL WESTMINSTER BANK PLC
                                  New York Branch,

                                  By:  /s/ STEPHEN R. PARKER
                                       Stephen R. Parker
                                       Vice President
                                  NATIONAL WESTMINSTER BANK PLC
                                  Nassau Branch,

                                  By:  /s/ STEPHEN R. PARKER
                                       Stephen R. Parker
                                       Vice President

                                  THE FROST NATIONAL BANK OF
                                  SAN ANTONIO,

                                  By:  /s/ PHIL DUDLEY
                                       Phil Dudley
                                       Vice President


                                  BANK OF SCOTLAND,

                                  By:  /s/ ELIZABETH WILSON
                                       Elizabeth Wilson
                                       Vice President and
                                       Branch Manager

                                  NATIONS BANK OF TEXAS, N.A.,

                                  By:  /s/ JAMES R. ALLRED
                                       James R. Allred
                                       Vice President


                                  TEXAS COMMERCE BANK
                                  NATIONAL ASSOCIATION,

                                  By:  /s/ DAN M. DANELO
                                        Dan M. Danelo
                                        Senior Vice President

                                  BANK ONE, TEXAS, NATIONAL
                                  ASSOCIATION,

                                  By:  /s/ ROBERT S. GLENN
                                       Robert S. Glenn
                                       Vice President

                                  INDUSTRIAL BANK OF JAPAN,
                                  LIMITED,

                                  By:  /s/ ROBERT W. RAMAGE, JR.
                                       Robert W. Ramage, Jr.
                                       Senior Vice President

                                  THE BANK OF TOKYO, LTD.,
                                  DALLAS AGENCY


                                  By:  /s/ MICHAEL MEISS
                                           Michael Meiss
                                           Vice President


                                  THE FIRST NATIONAL BANK OF
                                  BOSTON,

                                  By:  /s/ CYNTHIA A. STABLEFORD
                                       Cynthia A. Stableford
                                       Vice President


                                  THE FUJI BANK, LIMITED,
                                  NEW YORK BRANCH,

                                  By:  /s/ SOICHI YOSHIDA
                                       Soichi Yoshida
                                       Vice President


                                  SOCIETE GENERALE,

                                  By:  /s/ MARK A. COX
                                       Mark A. Cox
                                       Vice President

                            SCHEDULE I

                       Additional Guarantors


    1.   Diamond Shamrock Refining and Marketing Company, a
         Delaware corporation.

    2. The Shamrock Pipe Line Corporation, a Delaware corporation.

    3.   Sigmor Corporation, a Delaware corporation

    4.   Sigmor Pipeline Company, a Texas corporation

    5.   Sigmor Beverage, Inc., a Texas corporation

    6.   North American InTeleCom, Inc., a Texas
         corporation

    7. Diamond Shamrock Stations, Inc., a Delaware corporation

    8. XRAL Storage and Terminaling Company, a Texas corporation

    9.   TOC-DS Company, a Delaware corporation

    10.  D-S Splitter, Inc., a Delaware corporation

    11.  Big Diamond, Inc., a Texas corporation

    12.  Big Diamond Number 1, Inc., a Texas corporation

    13. Diamond Shamrock Pipeline Company, a Delaware corporation

    14. Diamond Shamrock Refining Company, L.P., a Delaware limited partnership

                            SCHEDULE II


Name and Address
   of Bank                                  Commitment

Chemical Bank                               $23,333,334.00
c/o Texas Commerce Bank
2200 Ross Avenue
Dallas, TX 75201
Attn of:  W. Paschall Tosch

Bank of America, National Trust             $20,000,000.00
and Savings Association
3 Allen Center
333 Clay Street
Suite 4550
Houston, TX 77002-4103
Attn of:  Lee McKinsley

The First National Bank of Chicago          $20,000,000.00
1100 Louisiana Street
Suite 3200
Houston, TX 77002
Attn of:  Helen Carr

National Westminster Bank PLC               $16,666,667.00
Texas Commerce Tower
600 Travis Street
Suite 6070
Houston, TX 77002
Attn of:  James Moyes

Royal Bank of Canada                        $16,666,667.00
600 Wilshire Blvd.
Suite 800
Los Angeles, CA 90017
Attn of:  Everett Hamer

NationsBank of Texas, N.A.                  $16,666,667.00
700 Louisiana Street
8th Floor
Houston, TX 77002
Attn of:  James Alfred

Bank One, Texas, National Association       $16,666,667.00
105 S. St. Mary's Street
Alamo National Building
2nd Floor
San Antonio, TX 78205
Attn of:  Rob Glenn



Industrial Bank of Japan, Limited           $10,000,000.00
3 Allen Center
333 Clay Street
Suite 4850
Houston, TX 77002
Attn of:  Lynn Williford

Fuji Bank, Limited,                         $10,000,000.00
Houston Agency
1 Houston Center
1221 McKinney Street
Suite 4100
Houston, TX 77010
Attn of:  Jacques Azagury

Bank of Tokyo                               $10,000,000.00
2 Houston  Center
909 Fannin
Suite 1104
Houston, TX, 77010
Attn of:  Micheal Weiss

Bank of Scotland                            $10,000,000.00
2 Allen Center
1200 Smith Street
Suite 1750
Houston, TX 77002-4912
Attn of: Janni Blanter

The Chase Manhattan Bank,                   $10,000,000.00
National Association
1 Houston Center
1221 McKinney Street
Suite 3003
Houston, TX 77010
Attn of:  Peter Lind

The First National Bank of Boston           $ 6,666,666.67
100 Federal Street
Mail Stop 01-08-02
Boston, MA  02110
Attn of:  Cynthia Stableford

Societe  Generale                           $ 6,666,667.33
1111 Bagby Street
Suite 2020
Houston, TX 77002
Attn of:  Mark Cox

The Frost National Bank                    $ 3,333,332.00
  of San Antionio
100 West Houston Street
San Antonio, TX 78205
Attn of:  Phil Dudley

Texas Commerce Bank                         $ 3,333,332.00
  National Association
2200 Ross Avenue
3rd Floor
Dallas, TX  75201
Attn of:  W. Paschall Tosch

         TOTAL                             $200,000,000.00